 Corporate Presentation6IX  August 30, 2021    Exhibit 99.2

 FORWARD LOOKING STATEMENT  This presentation contains forward-looking statements regarding CORE that are intended to be covered by the safe harbor "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, based on CORE’s current expectations and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as "expects", “projects”, "anticipates", "plans", "estimates", "potential", "possible", "probable", or "intends", or stating that certain actions, events or results "may", "will", "should", or "could" be taken, occur or be achieved). Forward- looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: the risks of the exploration and the mining industry (for example, operational risks in exploring for, developing mineral reserves; risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by CORE or the Joint Venture Company; ability to realize the anticipated benefits of the recent transactions with Kinross; disruption from the transactions and transition of the Joint Venture Company’s management to Kinross, including as it relates to maintenance of business and operational relationships; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks and risks related to weather and other natural disasters); uncertainties as to the availability and cost of financing; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; extent of disruptions caused by the COVID-19 pandemic; and the possibility that government policies may change or governmental approvals may be delayed or withheld, including the inability to obtain any mining permits. Additional information on these and other factors which could affect CORE’s exploration program or financial results are included in CORE’s other reports on file with the Securities and Exchange Commission. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. CORE does not assume any obligation to update forward-looking statements should circumstances or management's estimates or opinions change.    2

 NON-GAAP MEASURES  The Preliminary Economic Assessment (“PEA”) referenced herein was prepared in accordance with Canadian National Instrument 43-101 (NI 43-101). CORE is not subject to regulation by Canadian regulatory authorities and no Canadian regulatory authority has reviewed the PEA or passed upon its accuracy or compliance with NI43-101. The terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” as used in the resource estimate, the PEA and this presentation are Canadian mining terms as defined in accordance with NI 43-101; however, these terms are not defined terms under the U.S. Securities and Exchange Commission’s (“SEC’s”) Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. The estimation of measured resources and indicated resources involves greater uncertainty as to their existence and the legal and economic feasibility of extraction than the estimation of proven and probable reserves. Conversion of mineral resources to proven and probable mineral reserves generally requires a further economic study, such as a preliminary feasibility study. The PEA is not a preliminary feasibility study and does not support an estimate of proven and probable mineral reserves. Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically or legally mineable. Investors are also cautioned not to assume that all or any part of measured or indicated resources will ever be converted into mineral reserves. In addition, the SEC normally only permits issuers to report mineralization that does not constitute mineral reserves as in-place tonnage of mineralized material and grade without reference to unit amounts of metal. Please see the Company’s press release dated September 24, 2018 for more detail regarding the PEA.    3  CAUTIONARY NOTE REGARDING ESTIMATES OF MEASURED, INDICATED AND INFERRED RESOURCES  This presentation contains certain non-GAAP financial measures. A reconciliation of each such measure to the most comparable GAAP measure is presented in the Appendix hereto. Preliminary all-in sustaining cost estimates included in this presentation exclude corporate overhead costs. This measure is not a measure of financial performance under GAAP. We strongly advise investors to review our financial statements and publicly filed reports in their entirety and not rely on any single financial measure. See the Appendix for a reconciliation to GAAP.

     Developing Alaska’s Next Gold Mine(s)  Manh Choh – in partnership with Kinross and the Alaska Native Tetlin TribeRecent Acquisition of Lucky Shot MineThree Early-Stage Exploration Projects:ShamrockEagle-HonaTriple Z  4

     CORPORATE OVERVIEW  Traded on OTCQB – Pursuing listing on NYSE American6.67 Million Shares Outstanding6.77 Million Shares Fully Diluted100,000 OptionsNo Warrants and No Long Term Debt~ $US29 Million Cash Contango Owns 30% of Peak JV; Kinross Owns 70% and is OperatorContango Owns 100% on adjacent 160,000 acres  5  $10M Strategic Investment by Alaska Future FundSufficient cash to meet projected 2 year construction decisionPlanned 2021 budget expected to be ~US$10M for Contango OREStrong Cash Position and Tight Share StructureContango ORE is expecting strong cash flow per share (CFPS) starting in 2024 assuming Manh Choh construction decision made  CAPITAL STRUCTURE        Institutional  Retail / Others  Directors & Officers (Insiders)

 Lucky Shot Portal  Circa 1930  6

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   Lucky Shot Property Historic Resources1,2     M&I: 206k Tonnes @ 18.3 g/t Gold for 121,500 Ounces of Contained Gold  1 The historical production information presented is based upon reports file by the prior owners and operators of the mines. The Company has not undertaken any independent work to verify or confirm the previously reported information.2 Based on a 2016 pre-feasibility study by Hard Rock Consulting. A qualified person (as defined by Securities and Exchange Commission rules) has not done sufficient work to classify the estimate as a current estimate of mineral resources, mineral reserves or exploration results. The Company is not treating these estimates as current estimates of mineral resources, mineral reserves or exploration results.  Willow Creek district historically produced 19 metric tonnes or approximately 610,874 troy ounces from ore ranging between 30 and 60g/t making it the third largest historic lode gold producing district in Alaska (Harlan, et al., 2017) Lucky Shot Mine reported 252,000 oz from 169,000 tons of free-milling ore indicating an average head grade of 1.5 oz/ton (1.6 oz/tonne) (Stoll, 1997), with additional production from the Coleman and War Baby mines.   Resource Table from 2016 PFS  9

 Patented mining claims and State of Alaska claim locations showing Coleman-Lucky Shot-War Baby and Gold Bullion Mines  10

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         Lucky Shot  Palmer  Anchorage  Willow  Wasilla          Mill Building    Fairbanks    Mill Building  Parks Hwy  Glenn Hwy   Willow-Fishhook Rd  Lucky Shot Property  Palmer  Wasilla  12

   13  Established InfrastructureHigh Grade – 1 to 2 oz/t Historic grades1District Scale PotentialWell understood geologyLarge digital databaseIn process of hiring Mine General Manager to lead Lucky Shot Program1 The historical production information presented is based upon reports file by the prior owners and operators of the mines. The Company has not undertaken any independent work to verify or confirmthe previously reported information

       1 The historical production information presented is based upon reports file by the prior owners and operators of the mines. The Company has not undertaken any independent work to verify or confirm the previously reported information.2 Based on a 2016 pre-feasibility study by Hard Rock Consulting. A qualified person (as defined by Securities and Exchange Commission rules) has not done sufficient work to classify the estimate as a current estimate of mineral resources, mineral reserves or exploration results. The Company is not treating these estimates as current estimates of mineral resources, mineral reserves or exploration results.  Lucky Shot Property Historic Drill Intercepts1,2   Selected drill hole results for drilling completed by Ensearch, Full Metal Minerals and Miranda-Alaska Gold Torrent (see Hard Rock Consulting, LLC PFS for Gold Torrent Inc., June 24, 2016). Ensearch drilled 11 underground core holes totaling 3,159 m (10,364’) and 7 surface core holes in the Coleman zone totaling 1,488m (4,881’) during the 1984 field season. From 2005-2009 Full Metals Minerals drilled a total of 34,103 meters (111,887’) in 173 core holes from surface along the Coleman-Lucky Shot-War Baby-Murphy trend.  14

 Acquisition Summary  $5 million in cash and a $6.25 million promissory note payable by in common stock of CORE upon up-listing to the NYSE American by February 28, 2022, or if later in cash1st Milestone Payment – pay $5 million in cash and $3.75 million in CORE shares upon either: 1) announcing a SK1300 compliant resource of at least 500,000 GEO; or 2) producing 30,000 ounces of GEO2nd Milestone Payment – pay $5 million in cash and $5 million in CORE shares upon either: ) announcing a SK1300 compliant resource of at least 1,00,000 GEO; or 2) producing an additional 30,000 ounces of GEOSpend commitment of $5 million in Exploration Expenditures prior to the 18th month anniversary of the closing date and a total of $10 million by the 36th month after the closing date  15

   Contango Exploration Plan for Lucky Shot Project  South  North      Rehab and extend existing Ensearch and Lucky Shot underground workings prep for exploration drillingDrill out down-dip block from new underground exploration/development drifts in 2021-2022 below area that historically produced 250,000 ounce on the Lucky Shot vein 1Access Historic M&I Resources at Coleman re-define ounces from Coleman vein and add into mine plan Objective over 3 years to develop mine plan around 500,000 to 1 million ounce Gold Resource Evaluate District Scale potential  Rehabilitate underground for drilling access Phases 1-3: Drill and define ounces down dip and along strike Continue to explore and add ounces from rest of targets in the District  16  1 The historical production information presented is based upon reports file by the prior owners and operators of the mines. The Company has not undertaken any independent work to verify or confirm the previously reported information.

   Manh Choh Gold Deposit1.3 Moz Gold – Measured plus Indicated Resources1Average grade = 4g/t Gold1Located in Alaska on the Alaska HwyOn Private Land Owned by the Tetlin Alaska Native TribeBusiness Partnership with Kinross - Using the Fort Knox Milling Facilities  Lower capital costs, Smaller Environmental footprint and Lower execution risk  1 Based on SK1300 Report filed April 8, 2021 Corporate press release  17

 NEAR-TERM PRODUCTION POTENTIAL & EXCELLENT EXPLORATION UPSIDE   18  MANH CHOH GOLD PROJECT   OTCQB:CTGO  In September 2020 entered into 70/30 JV agreement with Kinross (Operator) to form new Peak Gold LLC, with Royal Gold and Tetlin Tribe retaining royalty interests;Plan is to mine Manh Choh Gold Ore, then truck and process the ore at Kinross’ Fort Knox Milling Complex - Simple plan that reduces execution risk to produce +1Million GEO over 5-year periodProjected Timeline: $19 Million 2021 PGLLC Budget  Studies and Permitting in 2021-22  Feasibility in 2022  Construction in 2022/2023  Production in 2024  On-going Exploration

     MANH CHOH GOLD PROJECT: Anticipated Economics  Using existing infrastructure, the Peak Gold LLC is planning on a a 2024 start dateCapital Costs - Existing infrastructure expected to reduce total capital requirements to ~US$110 million – Recently revised to a range of $105 to $130 million based on recent internal scoping study completed by Kinross1Kinross estimates 1 million oz gold equivalent production over a 4.5-year period equating to roughly 220,000 oz GEO per annum (30% to Contango Ore = 66,000 GEO/Yr)1Average processed grades of approximately of ~6 g/t Au equivalentOperating Costs - Kinross estimates AISC of ~US$750/GEO – Expect operating cost to increase – will be updated with Feasibility study planned for late 2022  19  Model Assumptions:  1 Based on the news releases issued by Kinross Gold Corporation dated September 29, 2020 and then updated after an internal scoping study discussed in a Kinross Corporate update July 28, 2021. The $105 to $130 Million estimate reflects remaining funds to be expended between 2022 and 2024; there may be additional capital required at Fort Knox to accommodate Manh Choh ore that will be charged as a Toll Milling charge to the Peak Gold JV. Non-GAAP financial measure; see Appendix for disclaimers regarding reconciliation. GEO – Gold Equivalent Ounces

       20  Health and Safety Manh Choh & all Contango Projects haveZero LTIs

     Hiring and Training Local Residents  21

     Community Meetings - Tetlin Village  TokTanacrossNorthwayMentasta LakeDelta JunctionFairbanks Fox Tanana Chiefs ConferenceDoyon Alaska Chamber & AMA  22

       The project is located 15 km (10 mi) from the Alaska Hwy and 400 km (250 mi) to the Fort Knox Milling Complex  23          MANH CHOH GOLD PROJECT LOCATION  PEAK DEPOSIT  Image used with permission from Kinross

   PEAK GOLD JV      24  Processing ore from the Peak Gold Project at Fort Knox avoids mill construction and is expected to decrease execution risk, lower capital expenditures, drive attractive returns, and reduce the project’s environmental footprint and permitting requirements.Leverages Fort Knox’s successful 25-year history in Alaska, the second largest gold producing State in the USA and one of the world’s top mining jurisdictions1.Project to benefit local communities, particularly the Upper Tanana Athabascan Village of Tetlin; Tetlin Tribe to receive royalties, jobs and training.Project is expected to contribute to the state economy and provide additional employment opportunities and benefits.  PROJECT HIGHLIGHTS  1 Based on Fraser Institute Annual Survey of Mining Companies, 2019 report.  Images used with permission from Kinross

   MANH CHOH GOLD PROJECT 2021 Drilling Program  25

       26  MANH CHOH GOLD PROJECT 2021 Budget: $19 Million  In-fill drilling to upgrade Resources from Indicated to Measured and Inferred to Indicated Categories – Reserves with FSCondemnation drill – Placement of FacilitiesMetallurgy – Completed, Testing UnderwayHydrology – Water Management PlanIn-pit Geotechnical – pit slope stabilityGeotechnical – Placement of facilitiesEngineering and Environmental Studies to Support Feasibility Study, Permitting and Community relationsExploration for New Resources

       27  MANH CHOH GOLD PROJECT Simple Development Plan  Two Open Pits with Development Rock /Waste materials adjacent to pitsNo Mill No Tailings FacilityEngineering and Environmental Studies to Support Feasibility Study and Permitting are UnderwayTarget early construction to start in the summer of 2022 and completed by end of 2023Followed by Ramp Up and Full Production in 2024  Preliminary - Under Review

       28  LOWER RISK & REDUCED TIMELINE TO PRODUCTION DECISION          DRILLING  SCOPING STUDY  PERMITTING & FEASIBILITY  PRODUCTION    DETAILED DESIGN PROCURMENTCONSTRUCTION  $19 million Program in 2021: Resource In-fill, Hydrology, Geotechnical, Metallurgical Engineering; Environment and Community OutreachWith ~$2 million Exploration drilling to potentially expand the mine life  Tetlin Tribe has indicated their support for the project development plan;Continued Community Engagement  Initial permitting activities are expected to commence in parallel with the drilling; Peak Gold JV expects to complete Feasibility Study by the end of 2022 and Permitting in 2023;Wetlands Dredge and Fill (404) Permit from USACE; Other Permits Issued by State of Alaska  Project construction expected to start in 2023 but assessing option to advance some works in 2022  Production expected to commence in 2024  Image used with permission from Kinross    Community Engagement

 1Includes resources, reserves and historic productionSource of data see Company websites:Donlin – NovaGoldFort Knox – KinrossDolphin – Freegold VenturesLivengood – International Tower HillPogo – Northern StarManh Choh – Contango OreKlaza - Rockhaven ResourcesCoffee – NewmontEagle – Victoria GoldBrewery Creek – Golden PredatorWhite Gold – White Gold Corp.     29  Shamrock    100% Owned SHAMROCK PROPERTY  1  1 Hart, C.J.R., 2005. Mid-Cretaceous Magmatic Evolution and Intrusion-related Metallogeny of the Tintina Gold Province, Yukon and Alaska. Unpublished PhD thesis, University of Western Australia, 198 p.

 30  Shamrock Project  2021 Soil Sampling Program774 soils and 72 rocks samples collectedFollow up trenching planned for this fall on Banner Zone Program on schedule and on budget  Hilltop Grid  Banner Grid

 31  Shamrock Project  Purchased Electronic database from Coeur MiningGeochem database Includes: 1,364 Rock Samples 3,196 Soil Samples 1,253 Stream Sediment Samples 753 Pan Concentrate SamplesGeophysical survey and analysisDrilling  Target Drilling in 2022

 32  1 Hart, C.J.R., 2005. Mid-Cretaceous Magmatic Evolution and Intrusion-related Metallogeny of the Tintina Gold Province, Yukon and Alaska. Unpublished PhD thesis, University of Western Australia, 198 p.  1

       Eagle-Hona Sampling ProgramPrevious to 2021    33

       Eagle-Hona 2021 Sampling Program    34  ~2000 Rock and Pan Concentratesamples

       Trench Sampling on Priority areas      Steep Terrain – Safety First!Trench sampling in high priority areasNo results yet, but expect by end of SeptemberField program should wrap up by end of the month on budget  35

       36  Partnered with Proven OperatorPlan to truck ore to Fort Knox mill simplifies permitting and executionKinross has proven operating experience in Alaska further reducing riskThe plan lowers the required capital and shortens timelines to production by leveraging existing infrastructureHigh grade open pit production expected to result in strong free cash flows  Creating Shareholder ValueStrong management that has created significant value for shareholdersPlanned listing on NYSE American Exchange Clear path to production decisionUniquely positioned for growth  Growth with Exploration SuccessSignificant exploration potential on the Peak Gold JV lands as well as the 100% owned State of Alaska mining claims adjacent to the future operation  DEVELOPING ALASKA’S NEXT GOLD MINE   IN PARTNERSHIP WITH KINROSS AND THE TETLIN ALASKA NATIVE TRIBEWITH CONTINUED EXPLORATION TO EXPAND RESOURCES

 37  THANK YOU

 Corporate Inquires:info@contangoore.com+1-778-386-6227www.contangoore.com    OTCQB:CTGO  Twitter: @orecontangoLinkedIn: Contango OREInstagram: ContangoOREFacebook: Contango ORE

 This presentation contains forward looking estimates of all-in sustaining cost (“AISC”), resources and EBITDA, which are a financial measure not determined in accordance with United States generally accepted accounting principles (“GAAP”).  We cannot provide a reconciliation of estimated AISC, resources, EBITDA and cash flow to estimated costs of goods sold, assets and net income, which are the GAAP financial measures most directly comparable to such non-GAAP measures, without unreasonable efforts due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate projected AISC, resources, EBITDA.  In addition, the estimates of AISC, resources and EBITDA have been prepared by Kinross and are based on IFRS accounting standards and detailed information to which the Company has not had access to at this time. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP cost of goods sold, assets and net income would vary substantially from the amount of projected AISC, resources and EBITDA.    39  NON-GAAP RECONCILIATION DISCLAIMER  APPENDIX